UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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☒	Soliciting Material Pursuant to §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

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Filed by Mellanox Technologies, Ltd. pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Mellanox Technologies, Ltd.

Commission File No. of Subject Company: 001-33299

On March 11, 2019, Eyal Waldman, the CEO of Mellanox, sent the following email from Jensen Huang, the CEO of NVIDIA, to Mellanox employees.

Hi everyone,

I’m excited that NVIDIA has signed a definitive agreement to acquire Mellanox.

This deal unites two of the world’s leading high performance computing technology companies. Bringing together NVIDIA’s accelerated computing platform and Mellanox’s intelligent networking solutions will enhance our ability to bring new datacenter-scale computing solutions to the world.

Mellanox is based in Israel and is world-renowned for their interconnect and networking technology. We know each other well and have a long history of collaboration. Mellanox networking powers NVIDIA’s DGX AI supercomputers. NVIDIA’s computing platform and Mellanox’s interconnects power over 250 of the world’s Top 500 supercomputers. And together, partnering with IBM and Oakridge National Labs, we built the world’s fastest computer and first supercomputer that excels at computational physics as well as data sciences, or AI.

Let me explain why we think this acquisition makes perfect sense.

First, it enhances NVIDIA’s position in high performance computing. This is our core. I wrote today for our annual shareholder letter: “High-performance computers are essential instruments of scientists, researchers, artists, and creators. We make tools – ones with amazing and incredible possibilities. Like a time-machine, we make computers for the Einstein’s and Da Vinci’s of our time to help them see and create the future. Few companies stand at this intersection. It inspires us and is our core purpose. I can’t imagine more important work.”

Second, the combination creates a company that can drive the future of computing. The data and compute intensity of modern workloads like graphics, AI, scientific computing, and data analytics is growing exponentially. Just as computing demand is surging, CPU advances are slowing. Offloading the CPU with NVIDIA accelerated computing and Mellanox accelerated networking is a leading path forward. Datacenters in the future will be architected as giant compute engines with millions of compute nodes working together across an intelligent high-speed fabric. Together, we will create these datacenter-scale computers and optimize across computing, networking, and storage.

Third, it expands our HPC opportunity. Supporting AI and data analytics workloads is the catalyst that will turn hyperscale, cloud, and enterprise datacenters into high-performance computers. Uniting our capabilities will let us create datacenter-scale computing solutions to better serve the $60 billion datacenter opportunity.

Lastly, we are simpatico. We share a performance-driven culture. We are both one-of-a-kind companies and are the best at what we do. Eyal is a visionary leader and the Mellanox management team is extraordinary. We share a common sense of purpose to advance computing and have surely enjoyed building amazing computers together.

There’s one more reason. We now have a great site in Israel – one of the world’s leading technology centers. The culture and people foster technical excellence and entrepreneurial spirit. Eyal is one of its proudest sons and Mellanox the amazing creation of that country’s vision. Eyal and the leadership team will continue to lead Mellanox and build the future of HPC networking in Israel. I am thrilled that NVIDIA has a new home in Israel.

What next? Until receiving regulatory approval we will operate as independent companies. This can take about nine months, plus or minus. We expect customers and regulators will like the transaction as we are complementary businesses and the combination will accelerate innovation.

I will be in Santa Clara this week to update shareholders, analysts, and press. After that, we will be preparing for next Monday’s GTC 2019. We have many exciting products and announcements. Immediately after my keynote and financial analyst meeting, I will fly to Israel to meet the employees of Mellanox and the Israel high tech ecosystem.

This is such an exciting milestone, one that when we look back many years from now, will have transformed the world of computing and created new machines that led to unimaginable discoveries. I want to thank all the NVIDIA and Mellanox employees for creating the amazing companies that we are now uniting.

Jensen

Forward Looking Statements

All statements included or incorporated by reference in this communication, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on NVIDIA’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by NVIDIA and Mellanox, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “goals,” “likely,” “might,” “project,” “target,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” or similar expressions, and variations or negatives of these words. Certain statements in this press release including, but not limited to, statements as to the proposed transaction and acquisition of Mellanox by NVIDIA, including statements regarding the benefits of the transaction and what the combined companies will offer, the timing, price and closing conditions of the transaction, and statements regarding the companies’ products and markets are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations.

These forward-looking statements are based on current expectations and are not guarantees of future results. Many factors could cause actual future events to differ materially from the forward looking statements in this document, including the following, among others: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the companies’ business and the price of its stock; uncertainties as to the timing of the consummation of the transaction and the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals; the potential for regulatory authorities to require divestitures, behavioral remedies or other concessions in order to obtain their approval of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on NVIDIA’s business relationships, operating results, and business generally; delays, disruptions or increased costs in the integration of Mellanox’s technology in existing or new products; Mellanox shareholders may not approve the transaction; expected benefits and other financial benefits of the transaction may not be realized; integration of the acquisition post-closing may not occur as anticipated, and the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses may incur; litigation related to the transaction or otherwise or limitations or restrictions imposed by regulatory authorities may delay or negatively impact the transaction; unanticipated restructuring costs may be incurred or undisclosed liabilities assumed; attempts to retain key personnel and customers may not succeed; risks related to diverting management’s attention from NVIDIA’s ongoing business operations; the business combination or the combined company’s products may not be supported by third parties; actions by competitors may negatively impact results; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; there may be negative changes in general economic conditions in the regions or the industries in which NVIDIA and Mellanox operate; and other risks described in NVIDIA’s and Mellanox’s filings with the Securities and Exchange Commission (“SEC”). In addition, please refer to the documents that NVIDIA and Mellanox file with the SEC on Forms 10-K, 10-Q, and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. These forward-looking statements are not guarantees of future events performance and speak only as of the date hereof, and, except as required by law, NVIDIA and Mellanox disclaim any obligation to update these forward-looking statements to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to NVIDIA’s overall business, including those more fully described in NVIDIA’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended January 27, 2019, and Mellanox’s overall business and financial condition, including those more fully described in Mellanox’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and NVIDIA’s filings with the SEC. Except as required by applicable law, NVIDIA does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. NVIDIA can give no assurance that the conditions to the transaction will be satisfied.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction. Mellanox intends to file with the SEC and mail or otherwise provide to its shareholders a proxy statement in connection with the proposed transaction with NVIDIA (the “proxy statement”), and each party will file other documents regarding the proposed transaction with the SEC. The definitive proxy statement will be sent or given to the shareholders of Mellanox and will contain important information about the proposed transaction and related matters. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. Investors and security holders are urged to read the proxy statement in its entirety and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference therein when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the proposed transaction.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NVIDIA on NVIDIA’s Investor Relations website (https://investor.nvidia.com/) or by writing to NVIDIA, Investor Relations, 2788 San Tomas Expressway, Santa Clara, CA 95051 (for documents filed with the SEC by NVIDIA), or by Mellanox on Mellanox’s Investor Relations website (ir.mellanox.com) or by writing to Mellanox, Investor Relations, Hakidma 26 Ofer Industrial Park Yokneam Israel, 2069200, IR@mellanox.com (for documents filed with the SEC by Mellanox).

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Mellanox and NVIDIA. In connection with the proposed transaction, Mellanox plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its shareholders a proxy statement and other relevant documents regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Mellanox with the SEC. MELLANOX’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY MELLANOX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders may obtain a free copy of the proxy statement and other documents Mellanox files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Mellanox makes available free of charge at ir.mellanox.com, copies of materials it files with, or furnishes to, the SEC or by directing a request to Investor Relations, c/o Mellanox Technologies Ltd., Hakidma 26, Ofer Industrial Park, Yokneam, Israel, 2069200 or by emailing at ir@mellanox.com.

Participants in the Solicitation

Mellanox and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Mellanox’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of Mellanox’s directors and executive officers in Mellanox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019, and its definitive proxy statement for the 2019 annual meeting of shareholders when it is filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Mellanox’s website at ir.mellanox.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, Mellanox’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.

Those risks, uncertainties and assumptions include, (i) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of Mellanox and the receipt of certain governmental and regulatory approvals, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iii) the effect of the announcement or pendency of the proposed transaction on Mellanox’s business relationships, operating results and business generally, (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (v) risks related to diverting management’s attention from Mellanox’s ongoing business operations (vi) the outcome of any legal proceedings that may be instituted against Mellanox related to the merger agreement or the proposed transaction; (vii) unexpected costs, charges or expenses resulting from the proposed transaction; and (viii) other risks described in Mellanox’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.

Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. Mellanox undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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